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                                                                  EXHIBIT 10.47


                   FIRST AMENDMENT TO SUBORDINATION AGREEMENT

         This FIRST AMENDMENT TO SUBORDINATION AGREEMENT (this "Amendment") is made and entered into this 23rd day of June, 2000, by and among ELTRAX SYSTEMS, INC., a Minnesota corporation ("Eltrax"); CEREUS TECHNOLOGY PARTNERS, INC., a Delaware corporation ("Junior Creditor"); and PNC BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as collateral and administrative agent (together with its successors in such capacity, "Agent")for each of the lenders (the "Senior Creditors") now or hereafter parties to the Credit Agreement (as defined below).

                                    RECITALS:

         Agent, Senior Creditors, Eltrax and the other borrowers from time to time party thereto (such other borrowers and Eltrax, jointly and severally the "Borrowers") are parties to a certain Revolving Credit and Security Agreement dated March 14, 2000 (as at any time amended, the "Credit Agreement") pursuant to which Senior Creditors may from time to time make loans to Borrowers secured by all or substantially all of Borrowers' assets.

         In order to induce Lenders to continue to provide such loans and other financial accommodations to Eltrax and the other Borrowers, Junior Creditor and Eltrax entered into a Subordination Agreement dated June 14, 2000 with Agent for its benefit and the benefit of the other Senior Creditors (as at any time amended, the "Subordination Agreement").

         The parties desire to amend the Subordination Agreement as hereinafter set forth.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Subordination Agreement.

2. AMENDMENT TO SUBORDINATION AGREEMENT. The Subordination Agreement is hereby amended by deleting the second recital paragraph and inserting the following in lieu thereof:

                  Eltrax has entered into that certain Bridge Loan and Security Agreement dated as of June 14, 2000 with Junior Creditor, as amended by Amendment No. 1 thereto dated as of June 23, 2000 (as at any time further amended, the "Subordinated Loan Agreement"). Pursuant to the Subordinated Loan Agreement, Eltrax may borrow up to $5,000,000 from Junior Creditor, as evidenced by that certain Amended and Restated Non-Negotiable Subordinated Convertible Promissory Note in the original principal amount of $5,000,000 dated June 23, 2000 executed by Eltrax in favor of Junior Creditor (as at any time amended, the "Subordinated Note"). Pursuant to the Subordinated Loan Agreement, Eltrax has granted to Junior Creditor a security interest and lien upon all or substantially all of Eltrax's assets as security for the payment of the Subordinated Note.

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3.  ACKNOWLEDGMENTS AND STIPULATIONS. Junior Creditor and Eltrax acknowledges and stipulates that the Subordination Agreement is a legal, valid and binding obligation of each of them that is enforceable against each of them in accordance with the terms thereof.

4. REFERENCE TO SUBORDINATION AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Subordination Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Subordination Agreement, as amended by this Amendment.

5. BREACH OF AMENDMENT. This Amendment shall be part of the Subordination Agreement and a breach of any of any representation, warranty or covenant herein shall constitute a breach of the Subordination Agreement.

6. EXPENSES OF AGENT. Eltrax agrees to pay, ON DEMAND, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Agent's legal counsel.

7. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Agent (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

8. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9. NO NOVATION, ETC. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Subordination Agreement, which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Subordination Agreement as herein modified shall continue in full force and effect.

10. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

11. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.


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12. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE
PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION,
SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                                        ELTRAX SYSTEMS, INC.
Attest:                                 ("Eltrax")


/s/ William A Fielder, III              By: /s/ William P. O'Reilly
--------------------------                    --------------------------------
William A. Fielder, III, Secretary         Name: William P. O'Reilly
-----------------------                          -----------------------------
                                           Title: Chairman
                                                 -----------------------------

    [CORPORATE SEAL]


                                        CEREUS TECHNOLOGY PARTNERS, INC.
                                        ("Junior Creditor")


                                        By: /s/ Juliet Reising
                                           ------------------------------------
                                           Name: Juliet Reising
                                                -------------------------------
                                           Title: Executive vice President
                                                 ------------------------------
                                                  and CFO


                                                     [CORPORATE SEAL]

Accepted and agreed to:

                                        PNC BANK, NATIONAL ASSOCIATION, as Agent
                                        ("Agent")

                                        By: /s/ Arthur V. Lippens
                                           ------------------------------------
                                           Name: Arthur V. Lippens
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------

Acknowledged and agreed to this ____
day of June, 2000

ATTEST:                                 ELTRAX TECHNOLOGY SERVICES
                                        GROUP, INC.


/s/ Clunet R. Lewis                     By: /s/ William A Fielder, III
---------------------------                ------------------------------------
/s/ Clunet R. Lewis, Secretary             Name: William A. Fielder, III
---------------                                 -------------------------------
                                           Title: CFO
                                                 ------------------------------
    [CORPORATE SEAL]


ATTEST:                                 ELTRAX ASP GROUP, LLC



/s/ Clunet R. Lewis                     By: /s/ William A. Fielder, III
---------------------------                ------------------------------------
Clunet R. Lewis, Secretary                 Name: William A. Fielder, III
---------------                                 -------------------------------
                                           Title: CFO
                                                 ------------------------------
    [CORPORATE SEAL]


ATTEST:                                 SQUIRREL SYSTEMS, INC.



/s/ Clunet R. Lewis                     By: /s/ William A. Fielder, III
---------------------------                ------------------------------------
Clunet R. Lewis, Secretary                 Name: William A. Fielder, III
---------------                                 -------------------------------
                                           Title: CFO
                                                 ------------------------------
         [CORPORATE SEAL]


ATTEST:                                 SENERCOMM, INC.


/s/ Clunet R. Lewis                     By: /s/ William A. Fielder, III
---------------------------                ------------------------------------
Clunet R. Lewis, Secretary                 Name: William A. Fielder, III
---------------                                 -------------------------------
                                           Title: CFO
                                                 ------------------------------

         [CORPORATE SEAL]


ATTEST:                                 ELTRAX CUSTOMER CARE GROUP, INC.



/s/ Clunet R. Lewis                     By: /s/ William A. Fielder, III
---------------------------                ------------------------------------
Clunet R. Lewis, Secretary                 Name: William A. Fielder, III
---------------                                 -------------------------------
                                           Title: CFO
                                                 ------------------------------

         [CORPORATE SEAL]

ATTEST:                                       ELTRAX INTERNATIONAL, INC.



/s/ Clunet R. Lewis                           By:  /s/ William A. Fielder, III
---------------------------                      -------------------------------
Clunet R. Lewis, Secretary                       Name: William A. Fielder, III
---------------                                       --------------------------
                                                 Title: CFO
                                                       -------------------------
         [CORPORATE SEAL]


ATTEST:                                       ELTRAX HOSPITALITY GROUP, INC.


/s/ Clunet R. Lewis                           By:  /s/ William A. Fielder, III
---------------------------                      -------------------------------
Clunet R. Lewis, Secretary                       Name: William A. Fielder, III
---------------                                       --------------------------
                                                 Title: CFO
                                                       -------------------------

    [CORPORATE SEAL]


ATTEST:                                       SOLEMN ACQUISITION CORPORATION



/s/ William A. Fielder, III                   By: /s/ Juliet M. Reising
---------------------------                      -------------------------------
William A. Fielder, III, Assistant Treasurer     Name: Juliet M. Reising
------------------------                              --------------------------
                                                 Title: CFO
                                                       -------------------------
    [CORPORATE SEAL]